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                                                                   EXHIBIT 10.48

                       ADDENDUM TO STOCK OPTION AGREEMENTS

     This Addendum to Stock Option Agreement (the "Addendum") is made and entered into by and between Diversified Corporate Resources, Inc. a Texas corporation (the "Company"), and J. Michael Moore (the "Optionee").

     WHEREAS, on December 27, 1996, the Company granted to Optionee two options (collectively referred to as the "Options") to purchase 46,500 and 31,000 shares of common stock of the Company, respectively; and

     WHEREAS, both of the Options are subject to a written agreement (collectively referred to as the "Prior Agreements") between the Company and the Optionee; and

     Whereas, the purpose of this Addendum is to amend both of the Prior Agreements as herein set forth.

     For good and valuable consideration requested, the parties hereto agree as follows:

     1. The expiration date of the respective Options is hereby extended from December 31, 2001 until December 31, 2006.

     2. Except as amended hereby, the Prior Agreements are not amended or revised and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be
executed the        day of September, 2001, but effective as of the 9th day of
             ------
August, 2001.

                                           Diversified Corporate Resources, Inc.


                                           By: /s/ James E. Filarski
                                               ---------------------------------
                                               James E. Filarski, President


                                               /s/ J. Michael Moore
                                               ---------------------------------
                                               J. Michael Moore